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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 30, 2003
                                                  --------------


                               BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-23494                 35-1778566
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



501 Airtech Parkway, Plainfield, Indiana                            46168
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (317) 707-2355
                                                    ----------------------------


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(Former name or former address, if changed since last report)



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Item 5.   Other Events and Regulation FD Disclosure

          On April 30, 2003, Brightpoint, Inc. (the "Company") issued the news release attached hereto as Exhibit 99.1 (the "Release") which is incorporated herein by reference. In the Release the Company reported its settlement of both the In re Brightpoint, Inc. Securities Litigation class action and the Nora Lee derivative action.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1  Press release of Brightpoint, Inc. dated April 30, 2003.

99.2  Cautionary Statements



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     BRIGHTPOINT, INC.
                                                     (Registrant)


                                                     By:  /s/ Steven E. Fivel
                                                        ------------------------
                                                        Steven E. Fivel
                                                        Executive Vice President
                                                        and General Counsel


Date: April 30, 2003




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